UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06495

       Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: November 30

                   Date of reporting period: February 28, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.


FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund:

     The start of fiscal 2009 has been a mixed bag--overall performance was negative but signs of improvement began to appear late in the Fund's 1st fiscal quarter ended February 28, 2009. During this period, the Fund's total return based on net asset value was -7.3%. The total return based on market price was +18.2%.

     Since the middle of 2007, when the first signs of economic trouble appeared, financial markets throughout the world have experienced severe turmoil. The preferred market has been knocked around especially hard and, as a result, the performance of the Fund has suffered. In June 2007, the Fund's NAV was approximately $12 per share. At the end of this past fiscal period it was $4.23. In the summer of 2007, the Fund was paying a monthly dividend of $0.065 per share; it is now $0.05. In addition to managing the Fund, we are shareholders and these numbers hurt.

     The temptation to rip out the rear-view mirror and concentrate on the road ahead is reinforced by the view from both. We have just experienced the worst markets in the history of the Fund, and it's not possible to know if we have seen the bottom. But if the first step towards recovery is admitting there is a problem, the massive de-leveraging of our financial system is such an admission. While painful, this will result in a much healthier economy going forward.

     In the meantime, however, there is a great deal of uncertainty and fear about how much bad debt is out there and about the government's plans for dealing with it. In the tumultuous days of late February, there were very real concerns about the viability of several large financial institutions. In addition, the hodge-podge of government programs introduced since September left many scratching their heads to find any real core strategy for recovery. Talk of nationalizing the banking system took on a life of its own, and prices of securities issued by most banks (debt, preferred and common stock) all seemed to be in freefall.

     On February 25th, the U.S. Treasury released details of its Capital Assistance Program; two days later, Citicorp announced a preferred for common exchange program; and in early March, several large banks announced that they were profitable in January and February. These developments muted talk of bank nationalization and financial meltdown. (Please see the Fund's website for a more detailed discussion dated February 27, 2009.)

     The events of late February, along with subsequent announcements by several banks that they expect to be profitable in the 1st quarter, have enticed some investors back into the market. Equally important, efforts to kick start the economy appear to be taking hold and some degree of confidence has been restored. As discussed in the Quarterly Economic Update on the Fund's website, we expect the growth rate of the U.S. economy to once again be positive by the 4th quarter of this year.

     As one would expect, for several quarters, bank issues have been the worst performing segment of the preferred market, as well as of the Fund's portfolio. Fortunately, the Fund's exposure to the banking industry was much less than it might otherwise have been--bank issues comprise about 60% of the entire preferred universe, but only 31%(1) of the portfolio as of February 28, 2009.

     Other than banks, the portfolio is invested in utilities 32%, insurance 19% and energy 10%. These positions helped dampen the negative impact of the banks, but they too are trading at historically low levels. Whereas concerns about credit quality have been the key factor driving the bank market, prices in these other segments have been impacted more by a widespread desire (or need) to sell. Investors ranging from hedge funds to broker/dealer firms to closed-end funds like PFO have been caught in a

----------
(1) The bank component of the entire universe is based on par value, while calculation for the Fund's portfolio is based on market value.

deleveraging cycle where falling prices force sales, and sales cause prices to fall further. This trend became readily evident during the latter part of last year. Only recently has it shown signs of abating.

     There are indications the market for preferred stocks has begun to stabilize. The indiscriminate selling has slowed and buyers are returning. We've been encouraged to see more rational investor behavior. For example, most companies in the utility industry are financially healthy, but until recently, investors were acting like they were all marching up to death's door. The same can be said for most insurance companies. And, in our opinion, there are still many healthy banks in the U.S., yet the market had seemed to think a bank is a bank is a bank (apologies to Gertrude Stein). In recent weeks, sanity appears to be creeping back into the market and some are viewing these anomalies as opportunities.

     The depressed prices of preferred securities have also attracted the interest of issuers themselves, and in the past few weeks several have launched formal tender offers or appear to be purchasing their securities in the open market. In this environment, a company's willingness to spend cash and purchase its own securities is a meaningful indication of just how cheap the securities have gotten.

     Another small but important sign of improvement was the ability of one company to raise capital by issuing preferred. FPL Capital, a subsidiary of a large public utility, sold $375 million of a new preferred security, and demand for the issue was strong. This was the first new preferred issue since last September! A vibrant new issue market would be a sure signal of the market's return to health, and while we're not there yet, we are encouraged by the response to this recent issue.

     In light of ongoing weakness in the preferred market, the Fund has continued to reduce the amount of leverage it employs. As the value of the Fund's investment portfolio declined, the ratios of assets to liabilities using required measures fell and the Fund reduced leverage to maintain coverage ratios. During the last quarter, the Fund announced the redemption of $13 million of its auction preferred shares on March 10th(2). One consequence of deleveraging over the past six months has been a reduction in the amount of income available for distribution to shareholders as dividends, and in December, the Fund reduced its dividend by 9.1%. Leverage remains an important part of the Fund's strategy for producing high current income and we have provided a more complete description on the Fund's website in a Leverage Update dated April 20, 2009.

     We are optimistic about the future. By no means are we out of the woods--there are many substantial challenges ahead. A wise friend used to counsel against betting on the end of the world, pointing out that it just doesn't happen that often (and if it does, there will be bigger issues to worry about!). Much of our optimism stems from just how far prices have fallen; the likelihood of more defaults is higher than in the past, but market prices imply widespread business failures, and we will take the other side of that bet.

     We hope you'll visit the Fund's website, www.preferredincome.com. Our most recent Economic Update breaks down the economic data in a useful and informative way. The website also keeps shareholders up-to-date on various issues affecting the Fund.

Sincerely,


/s/ Donald F. Crumrine                  /s/ Robert M. Ettinger
Donald F. Crumrine                      Robert M. Ettinger
Chairman of the Board                   President

April 20, 2009

----------
(2) Under the terms of the Fund's auction preferred shares, this redemption was deemed to have been effective as of February 24, 2009.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                   FEBRUARY 28, 2009 (UNAUDITED)

FUND STATISTICS ON 2/28/09
--------------------------
Net Asset Value                   $      4.23
Market Price                      $      4.50
Premium                                  6.38%
Yield on Market Price                   13.33%
Common Stock Shares Outstanding    11,833,198

MOODY'S RATINGS           % OF NET ASSETS+
---------------           ----------------
AA                                3.1%
A                                13.6%
BBB                              50.7%
BB                               21.9%
Below "BB"                        1.2%
Not Rated                         3.2%
                                 ----
Below Investment Grade*          19.3%

*    BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                  [PIE CHART]

INDUSTRY CATEGORIES   % OF NET ASSETS+
-------------------   ----------------
Energy                      10%
Insurance                   19%
Banking                     31%
Utilities                   32%
Other                        8%

TOP 10 HOLDINGS BY ISSUER    % OF NET ASSETS+
-------------------------    ----------------
Liberty Mutual Group              5.3%
Southern California Edison        5.2%
Interstate Power & Light          4.6%
Puget Energy                      4.5%
Sovereign Bancorp                 4.2%
Kinder Morgan                     3.8%
Metlife                           3.2%
Banco Santander                   3.1%
Astoria Financial                 3.1%
Bank of America                   2.9%

                                                          % OF NET ASSETS**+
                                                          ------------------
Holdings Generating Qualified Dividend Income (QDI) for
   Individuals                                                    49%
Holdings Generating Income Eligible for the Corporate
   Dividends Received Deduction (DRD)                             43%

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

+    NET ASSETS INCLUDES ASSETS ATTRIBUTABLE TO THE USE OF LEVERAGE.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 2009 (UNAUDITED)

SHARES/$ PAR                                                                              VALUE
------------                                                                           -----------
PREFERRED SECURITIES -- 90.7%
             BANKING -- 31.2%
$3,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B .....................   $ 2,677,858
             Banco Santander:
   184,350      6.50% Pfd. .........................................................     2,442,638**(1)
    22,750      6.80% Pfd. .........................................................       277,778**(1)
             Bank of America Corporation:
   112,000      Adj. Rate Pfd., Series 5 ...........................................       579,040*
   200,000      6.25% Pfd. .........................................................     1,380,000*
$3,900,000   Capital One Capital III, 7.686% 08/15/36 ..............................     1,772,577
$4,500,000   CBG Florida REIT Corporation, 7.114%, 144A**** ........................       455,346
             CIT Group, Inc.:
    10,000      5.189% Pfd., Series B ..............................................       279,375*
   261,200      6.35% Pfd., Series A ...............................................     1,176,053*
    39,000   Citigroup, Inc., 8.125% Pfd., Series AA ...............................       324,578*+
    45,000   Cobank, ACB, 7.00% Pfd., 144A**** .....................................     1,208,070*
$3,500,000   Comerica Capital Trust II, 6.576% 02/20/37 ............................     1,108,692
     4,500   FBOP Corporation, Adj. Rate Pfd., 144A**** ............................     1,029,375*
$2,250,000   First Hawaiian Capital I, 8.343% 07/01/27, Series B ...................     1,838,230(1)
       890   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ...       186,900
    22,500   First Republic Preferred Capital Corporation II, 8.75% Pfd.,
                Series B, 144A**** .................................................       358,594
     2,250   First Tennessee Bank, Adj. Rate Pfd., 144A**** ........................       787,500*
             Goldman Sachs:
    14,580      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 .....................       139,421
        11      Pass-Through Certificates, Class B, 144A**** .......................             0*+
     3,500      STRIPES Custodial Receipts, Pvt. ...................................            35*
             HSBC USA, Inc.:
   176,000      Adj. Rate Pfd., Series G ...........................................     1,535,160*
     2,500      $2.8575 Pfd. .......................................................        65,625*
    35,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ...............................       358,488
 $450,000    Lloyds Banking Group PLC, 6.657%, 144A**** ............................        89,457**(1)
     3,000   Merrill Lynch, Series II STRIPES Custodial Receipts, Pvt. .............         7,530*+
    28,000   PFGI Capital Corporation, 7.75% Pfd. ..................................       510,126
    99,000   PNC Financial Services, 9.875% Pfd., Series F .........................     1,593,900*
$2,000,000   Regions Financing Trust II, 6.625% 05/15/47 ...........................       625,902
   212,700   Sovereign Bancorp, 7.30% Pfd., Series C ...............................     2,358,843*
     9,875   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ........................       118,130
     1,850   Sovereign REIT, 12.00% Pfd., Series A, 144A**** .......................     1,188,625

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                   FEBRUARY 28, 2009 (UNAUDITED)

SHARES/$ PAR                                                                              VALUE
------------                                                                           -----------
PREFERRED SECURITIES -- (CONTINUED)
             BANKING -- (CONTINUED)
             U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
         9      Series 2006-5, Variable Rate Pfd., 144A**** ........................   $       225*+
         9      Series 2006-6, Variable Rate Pfd., 144A**** ........................           225*+
$  900,000   Washington Mutual Preferred Funding IV, 9.75%, 144A**** ...............           630++
$1,400,000   Webster Capital Trust IV, 7.65% 06/15/37 ..............................       569,828
                                                                                       -----------
                                                                                        27,044,754
                                                                                       -----------
             FINANCIAL SERVICES -- 0.0%
             Lehman Brothers Holdings, Inc.:
    45,800      5.67% Pfd., Series D ...............................................        11,725*++
     9,500      5.94% Pfd., Series C ...............................................         2,376*++
    25,000      6.50% Pfd., Series F ...............................................         1,663*++
    13,400      7.95% Pfd. .........................................................            54*++
                                                                                       -----------
                                                                                            15,818
                                                                                       -----------
             INSURANCE -- 15.7%
$3,250,000   AON Capital Trust A, 8.205% 01/01/27 ..................................     2,050,493
             Arch Capital Group Ltd.:
    10,000      7.875% Pfd., Series B ..............................................       169,825**(1)
    24,400      8.00% Pfd., Series A ...............................................       430,965**(1)
    29,700   Axis Capital Holdings, 7.50% Pfd., Series B ...........................     1,795,923(1)
    90,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 ..........................       919,125
$3,250,000   Everest Re Holdings, 6.60% 05/15/37 ...................................     1,159,473
             Liberty Mutual Group:
$4,500,000      7.80% 03/15/37, 144A**** ...........................................     1,802,354
$  250,000      10.75% 06/15/58, 144A**** ..........................................       132,665
$2,800,000   MetLife Capital Trust IV, 7.875% 12/15/37, 144A**** ...................     1,756,306
$1,500,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A**** .....................     1,001,360
$  200,000   PartnerRe Finance II, 6.44% 12/01/66 ..................................        77,084(1)
             Renaissancere Holdings Ltd.:
    42,050      6.08% Pfd., Series C ...............................................       544,548**(1)
    46,700      6.60% Pfd., Series D ...............................................       663,140**(1)
   115,500   Scottish Re Group Ltd., 7.25% Pfd. ....................................       284,419**(1)+
$1,060,000   USF&G Capital, 8.312% 07/01/46, 144A**** ..............................       863,301
                                                                                       -----------
                                                                                        13,650,981
                                                                                       -----------

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2009 (UNAUDITED)

SHARES/$ PAR                                                                              VALUE
------------                                                                           -----------
PREFERRED SECURITIES -- (CONTINUED)
             UTILITIES -- 31.5%
             Alabama Power Company:
     4,980      4.60% Pfd. .........................................................   $   347,355*
     6,485      4.72% Pfd. .........................................................       464,083*
       868      4.92% Pfd. .........................................................        64,720*
    21,500      6.45% Pfd. .........................................................       454,860*
     1,579   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 .............       161,946*
     2,780   Central Vermont Public Service Corporation, 8.30% Sinking Fund
                Pfd., Pvt. .........................................................       278,348*
$1,850,000   Dominion Resources, Inc., 7.50% .......................................     1,203,986
    15,030   Duquesne Light Company, 3.75% Pfd. ....................................       360,720*
             Georgia Power Company:
     5,655      6.125% Pfd. ........................................................       138,731*
    10,000      6.50% Pfd., Series 07-A ............................................       855,000*
     2,000   Great Plains Energy, Inc., 4.35% Pfd. .................................       153,280*
    16,500   Gulf Power Company, 6.00% Pfd., Series 1 ..............................     1,328,595*
             Hawaiian Electric Company, Inc.:
     2,471      5.00% Pfd., Series D ...............................................        34,826*
     1,383      5.00% Pfd., Series I ...............................................        19,492*
    30,500   Indianapolis Power & Light Company, 5.65% Pfd. ........................     2,172,173*
   154,900   Interstate Power & Light Company, 8.375% Pfd., Series B ...............     3,967,376*
             Pacific Enterprises:
    15,935      $4.50 Pfd. .........................................................     1,243,429*
     8,935      $4.75 Pfd., Series 53 ..............................................       700,560*
$1,500,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ...............     1,284,950
$6,950,000   Puget Sound Energy, Inc., 6.974% 06/01/67 .............................     3,892,000
    60,000   Southern California Edison, 6.00% Pfd., Series C ......................     4,511,250*
$1,780,000   Southern Union Company, 7.20% 11/01/66 ................................       898,900
$  750,000   TXU Electric Capital V, 8.175% 01/30/37 ...............................       333,713
             Union Electric Company:
     5,700      4.56% Pfd. .........................................................       371,925*
    10,156      $7.64 Pfd. .........................................................     1,027,026*
$1,700,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ..........................     1,038,448
                                                                                       -----------
                                                                                        27,307,692
                                                                                       -----------

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED) FEBRUARY 28, 2009 (UNAUDITED)

SHARES/$ PAR                                                                              VALUE
------------                                                                           -----------
PREFERRED SECURITIES -- (CONTINUED)
             ENERGY -- 9.5%
$4,000,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ...........................   $ 2,388,080
$2,500,000   Enterprise Products Partners, 7.034% 01/15/68 .........................     1,614,813
     3,000   Kinder Morgan GP, Inc., 8.33% Pfd., 144A**** ..........................     3,258,938*
    10,000   Lasmo America Limited, 8.15% Pfd., 144A**** ...........................       953,125*(1)
                                                                                       -----------
                                                                                         8,214,956
                                                                                       -----------
             MISCELLANEOUS INDUSTRIES -- 2.8%
    35,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ...................     2,393,125*
                                                                                       -----------
                                                                                         2,393,125
                                                                                       -----------
             TOTAL PREFERRED SECURITIES
             (Cost $143,840,310) ...................................................    78,627,326
                                                                                       -----------
CORPORATE DEBT SECURITIES -- 3.1%
             INSURANCE -- 3.1%
$4,417,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ...................     2,694,131
                                                                                       -----------
                                                                                         2,694,131
                                                                                       -----------
             TOTAL CORPORATE DEBT SECURITIES
             (Cost $4,328,886) .....................................................     2,694,131
                                                                                       -----------
MONEY MARKET FUND -- 3.8%
 3,275,161   BlackRock Provident Institutional, T-Fund .............................     3,275,161
                                                                                       -----------
             TOTAL MONEY MARKET FUND
             (Cost $3,275,161) .....................................................     3,275,161
                                                                                       -----------

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED) FEBRUARY 28, 2009 (UNAUDITED)

TOTAL INVESTMENTS (Cost $151,444,357***) ..................    97.6%      $ 84,596,618
OTHER ASSETS AND LIABILITIES (Net) ........................     2.4%         2,067,861
                                                              -----       ------------
TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK ..   100.0%+++   $ 86,664,479
                                                              -----       ------------
AUCTION PREFERRED STOCK (APS) REDEMPTION VALUE ............                (36,600,000)
                                                                          ------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ................               $ 50,064,479
                                                                          ============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2009, these securities amounted to $20,160,252 or 23.3% of net assets. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1)  Foreign Issuer.

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

       ABBREVIATIONS:
CABCO   -- Corporate Asset Backed Corporation

PFD.    -- Preferred Securities

PVT.    -- Private Placement Securities

STRIPES -- Structured Residual Interest Preferred Enhanced Securities

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1) FOR THE PERIOD FROM DECEMBER 1, 2008 THROUGH FEBRUARY 28, 2009 (UNAUDITED)

                                                                                       VALUE
                                                                                   -------------
OPERATIONS:
   Net investment income .......................................................   $   2,341,106
   Net realized gain/(loss) on investments sold during the period ..............        (937,501)
   Change in net unrealized appreciation/depreciation of investments ...........      (4,871,120)
   Distributions to APS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions ................        (440,409)
                                                                                   -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................      (3,907,924)
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock Shareholders(2) ...      (1,774,980)
                                                                                   -------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ............................      (1,774,980)
NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
                                                                                   -------------
   FOR THE PERIOD ..............................................................   $  (5,682,904)
                                                                                   =============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period. ........................................................   $  55,747,383
   Net decrease in net assets during the period ................................      (5,682,904)
                                                                                   -------------
   End of period ...............................................................   $  50,064,479
                                                                                   =============

----------
*    Auction Preferred Stock.

(1) These tables summarize the three months ended February 28, 2009 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2008.

(2)  May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated FINANCIAL HIGHLIGHTS(1)
FOR THE PERIOD FROM DECEMBER 1, 2008 THROUGH FEBRUARY 28, 2009 (UNAUDITED) FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT THE PERIOD.

PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period ........................................   $        4.71
                                                                                   -------------
INVESTMENT OPERATIONS:
   Net investment income .......................................................            0.20
   Net realized and unrealized gain/(loss) on investments ......................           (0.49)
DISTRIBUTIONS TO APS* SHAREHOLDERS:
   From net investment income ..................................................           (0.04)
                                                                                   -------------
   Total from investment operations ............................................           (0.33)
                                                                                   -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   From net investment income ..................................................           (0.15)
                                                                                   -------------
   Total distributions to Common Stock Shareholders ............................           (0.15)
                                                                                   -------------
   Net asset value, end of period ..............................................   $        4.23
                                                                                   =============
   Market value, end of period .................................................   $        4.50
                                                                                   =============
   Common Stock shares outstanding, end of period ..............................      11,833,198
                                                                                   =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
   Net investment income+ ......................................................           13.34%**
   Operating expenses ..........................................................            2.37%**
SUPPLEMENTAL DATA:++
   Portfolio turnover rate .....................................................               8%***
   Total net assets available to Common and Preferred Stock, end of period
      (in 000's) ...............................................................   $      86,664
   Ratio of operating expenses to total average net assets available to
      Common and Preferred Stock ...............................................            1.27%**

(1) These tables summarize the three months ended February 28, 2009 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2008.

*    Auction Preferred Stock.

**   Annualized.

***  Not Annualized.

+ The net investment income ratios reflect income net of operating expenses and payments to APS Shareholders.

++   Information presented under heading Supplemental Data includes APS.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                           PER SHARE OF COMMON STOCK (UNAUDITED)

                         TOTAL                                   DIVIDEND
                       DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                         PAID        VALUE     CLOSING PRICE     PRICE(1)
                       ---------   ---------   -------------   ------------
December 31, 2008       $0.0500      $5.14         $4.60          $4.89
January 30, 2009         0.0500       4.96          4.75           4.84
February 27, 2009        0.0500       4.23          4.50           4.28

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. AGGREGATE INFORMATION FOR FEDERAL INCOME TAX PURPOSES

     At February 28, 2009 the aggregate cost of securities for federal income tax purposes was $151,629,665, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $847,585 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $67,880,632.

2. ADDITIONAL ACCOUNTING STANDARDS

     Statement of Financial Accounting Standards No. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157")

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of February 28, 2009 is as follows:

                                                                      OTHER FINANCIAL
                                                                        INSTRUMENTS
                                                      INVESTMENTS       (UNREALIZED
                                                     IN SECURITIES     APPRECIATION/
VALUATION INPUTS                                     (MARKET VALUE)    DEPRECIATION)*
----------------                                     --------------   ---------------
Level 1 - Quoted Prices ..........................    $22,766,774           $--
Level 2 - Other Significant Observable Inputs. ...     61,829,844            --
Level 3 - Significant Unobservable Inputs ........             --            --
                                                      -----------           ---
TOTAL ............................................    $84,596,618           $--

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment. As of February 28, 2009 the Fund does not have any other financial instruments.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. SECTION 19 NOTICES

     Section 19 of the Investment Company Act of 1940 requires registered investment companies to include a notice with the payment of a dividend if a portion of that dividend may come from sources other than undistributed net income (other sources could include realized gains from the sale of securities and non-taxable return of capital). Copies of the Section 19 notices for the Fund are available on the website at www.preferredincome.com.

     The amounts and sources of distributions reported below are only estimates and are not being provided for tax reporting purposes. Form 1099-DIV will be sent to shareholders in January 2010 reporting the amount and tax characterization of distributions for the 2009 calendar year.

                                             SOURCE OF DISTRIBUTIONS AS OF 2/28/09
                                       ------------------------------------------------
                                           NET           NET        RETURN    TOTAL PER
                                       INVESTMENT      REALIZED       OF        COMMON
                                         INCOME     CAPITAL GAINS   CAPITAL      SHARE
                                       ----------   -------------   -------   ---------
Calendar 2009 Distributions ........     $0.095         $0.00        $0.005     $0.100
Percentage of Total Distributions ..       95.0%          0.0%          5.0%        --

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DIRECTORS
     Donald F. Crumrine, CFA
          Chairman of the Board
     David Gale
     Morgan Gust
     Karen H. Hogan
     Robert F. Wulf, CFA

OFFICERS
     Donald F. Crumrine, CFA
          Chief Executive Officer
     Robert M. Ettinger, CFA
          President
     R. Eric Chadwick, CFA
          Chief Financial Officer,
          Vice President and Treasurer
     Chad C. Conwell
          Chief Compliance Officer,
          Vice President and Secretary
     Bradford S. Stone
          Vice President and
          Assistant Treasurer
     Laurie C. Lodolo
          Assistant Compliance Officer,
          Assistant Treasurer and
          Assistant Secretary

INVESTMENT ADVISER
     Flaherty & Crumrine Incorporated
     e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND?

     -    If your shares are held in a Brokerage Account, contact your Broker.

     - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --

              PNC Global Investment Servicing
              (U.S.) Inc.
              P.O. Box 43027
              Providence, RI 02940-3027
              1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

          [FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND LOGO]

                                Quarterly Report

February 28, 2009

www.preferredincome.com

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

By (Signature and Title)*              /s/ Donald F. Crumrine
                                       -------------------------------------
                                       Donald F. Crumrine, Director,
                                       Chairman of the Board and
                                       Chief Executive Officer
                                       (principal executive officer)

Date  4/27/09
      --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*              /s/ Donald F. Crumrine
                                       -------------------------------------
                                       Donald F. Crumrine, Director,
                                       Chairman of the Board and
                                       Chief Executive Officer
                                       (principal executive officer)

Date  4/27/09
      --------------------------------

By (Signature and Title)*              /s/ R. Eric Chadwick
                                       -------------------------------------
                                       R. Eric Chadwick,
                                       Chief Financial Officer,
                                       Treasurer and Vice President
                                       (principal financial officer)

Dateb 4/27/09
      --------------------------------

* Print the name and title of each signing officer under his or her signature.